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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported):  May 11, 2001
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                               AURORA FOODS INC.
                   -----------------------------------
              (Exact Name of Registrant as Specified in Charter)


          DELAWARE                   333-50681                 94-3303521
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(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                     Identification No.)


1000 St. Louis Union Station, St. Louis, MO                       63103
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(Address of Principal Executive Offices)                        (Zip Code)


      Registrant's Telephone Number, including Area Code:  (314) 241-0303
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ITEM 5.  OTHER EVENTS

     Aurora Foods Inc. (the "Company") issued a press release dated May 11, 2001 announcing that the U.S. District Court in the Northern District of California confirmed the settlement of all class action and derivative suits brought against the Company relating to the earnings restatements announced in February 2000. A copy of the press release making this announcement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)   Exhibits
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           99.1  Press Release dated May 11, 2001.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              AURORA FOODS INC.



                              By: /s/ Christopher T. Sortwell
                                  ---------------------------
                                  Name:  Christopher T. Sortwell
                                  Title:  Chief Financial Officer


Date:  May 11, 2001

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                                 EXHIBIT INDEX

Exhibit No.       Description of Exhibits
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99.1              Press Release dated May 11, 2001.

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